UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2014, NuVasive, Inc. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 18, 2014, the record date of the Annual Meeting, there were 46,525,344 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 41,874,228 shares of the Company’s common stock were represented in person or by proxy. The Company’s stockholders elected two Class I directors and approved each of the other proposed voting matters listed below. Each of the voting matters (or “Proposals”) are described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (“SEC”) on March 27, 2014. The final votes on the Proposals presented at the Annual Meeting are as follows:

Proposal 1

Each of Gregory T. Lucier and Leslie V. Norwalk was elected as a Class I director to hold office until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal, by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory T. Lucier	36,771,491	1,098,295	25,424	3,979,018
Leslie V. Norwalk	36,962,103	907,684	25,423	3,979,018

Each of Jack R. Blair, Peter C. Farrell, Ph.D., Lesley H. Howe, Peter M. Leddy, Ph.D, Alexis V. Lukianov and Eileen M. More continue to serve as directors of the Company after the Annual Meeting.

Proposal 2

Approval (on a non-binding advisory basis) by the Company’s stockholders of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, passed by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,302,236	9,368,797	224,177	3,979,018

Proposal 3

The Company’s 2014 Equity Incentive Plan was approved by the Company’s stockholders with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,735,623	17,147,196	12,391	3,979,018

Proposal 4

The Company’s 2014 Executive Incentive Compensation Plan was approved by the Company’s stockholders with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,761,605	4,099,357	34,248	3,979,018

Proposal 5

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved by the Company’s stockholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,493,793	365,904	14,531	0

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: May 14, 2014	By:	/s/ Jason Hannon
Jason Hannon
Executive Vice President & General Counsel